SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

GARTMORE MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

GARTMORE MUTUAL FUNDS
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Gartmore Bond Fund	Gartmore Investor Destinations	Gartmore Optimal Allocations
Gartmore Bond Index Fund	Moderate Fund	Fund: Defensive
Gartmore China Opportunities	Gartmore Investor Destinations	Gartmore Optimal Allocations
Fund	Moderately Conservative Fund	Fund: Specialty
Gartmore Emerging Markets	Gartmore Investor Destinations	Gartmore S&P 500 Index Fund
Fund	Conservative Fund	Gartmore Short Duration Bond
Gartmore Enhanced Income	Gartmore Large Cap Value	Fund
Fund	Fund	Gartmore Small Cap Fund
Gartmore Global Financial	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund
Services Fund	Gartmore Micro Cap Equity	Gartmore Small Cap Growth
Gartmore Global Health	Fund	Opportunities Fund
Sciences Fund	Gartmore Mid Cap Growth	Gartmore Small Cap Index
Gartmore Global Natural	Fund	Fund
Resources Fund	Gartmore Mid Cap Growth	Gartmore Small Cap Leaders
Gartmore Global Technology	Leaders Fund	Fund
and Communications Fund	Gartmore Mid Cap Market	Gartmore Small Cap Value
Gartmore Global Utilities Fund	Index Fund	Fund
Gartmore Government Bond	Gartmore Money Market Fund	Gartmore Tax-Free Income
Fund	Gartmore Nationwide Fund	Fund
Gartmore Growth Fund	Gartmore Nationwide Leaders	Gartmore U.S. Growth Leaders
Gartmore Hedged Core Equity	Fund	Fund
Fund	Gartmore Optimal Allocations	Gartmore U.S. Growth Leaders
Gartmore International Growth	Fund: Growth (formerly,	Long-Short Fund
Fund	Gartmore Optimal Allocations	Gartmore Value Opportunities
Gartmore International Index	Fund: Aggressive)	Fund
Fund	Gartmore Optimal Allocations	Gartmore Worldwide Leaders
Gartmore Investor Destinations	Fund: Moderate Growth	Fund
Aggressive Fund	(formerly, Gartmore Optimal	NorthPointe Small Cap Growth
Gartmore Investor Destinations	Allocations Fund: Moderately	Fund
Moderately Aggressive Fund	Aggressive)	NorthPointe Small Cap Value
	Gartmore Optimal Allocations	Fund
Fund: Moderate

_______________________________________________

IMPORTANT SHAREHOLDER INFORMATION
_______________________________________________

     Enclosed is a Notice, Proxy Statement, and proxy card(s) for a Special Meeting of Shareholders (the “Meeting”) relating to the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Gartmore Mutual Funds (the “Trust”). The Meeting is scheduled for April 23, 2007, at 9:00 a.m., Eastern Time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     On February 2, 2007, Nationwide Corporation (“NWC”), the current owner of Gartmore Mutual Fund Capital Trust (“GMFCT”), which serves as the investment adviser to each of the Funds (other than the Gartmore Enhanced Income Fund and

Gartmore Short Duration Bond Fund (together the “GMCM Funds”)), entered into a definitive purchase agreement with its majority-owned subsidiary, Nationwide Financial Services, Inc. (“Nationwide Financial”) whereby Nationwide Financial agreed to acquire GMFCT from NWC in order to combine GMFCT’s mutual fund management expertise with Nationwide Financial’s extensive distribution channels and capabilities (the “Transaction”). This Transaction will result in a change of control of GMFCT and thus, will cause the Trust’s current investment advisory agreement with GMFCT to terminate. To enable GMFCT to continue, after the Transaction, to provide investment advisory services to the Funds for which it currently provides advisory services, the Board of Trustees of the Trust (the “Board”) is proposing (“Proposal 1”) that shareholders of the Funds (other than the GMCM Funds) approve a new investment advisory agreement with GMFCT. With regard to the GMCM Funds, Gartmore Morley Capital Management, Inc. (“GMCM”) is the GMCM Funds’ current investment adviser. However, in Proposal 1, the Board also is proposing that shareholders of the GMCM Funds approve GMFCT as the GMCM Funds’ new investment adviser so that GMFCT would be the investment adviser for all of the Funds, if shareholders so approve. In turn, as part of Proposal 2 (described below), the Board is proposing that the GMCM Funds’ respective shareholders approve GMCM as the GMCM Funds’ subadviser.

     The Board also is proposing (“Proposal 2”) that: (i) shareholders of the GMCM Funds approve a new investment subadvisory agreement with GMCM; (ii) shareholders of the Gartmore Mid Cap Growth Fund, Gartmore Micro Cap Equity Fund and Gartmore Small Cap Leaders Fund (the “New NorthPointe Funds”) approve a new subadvisory agreement with NorthPointe Capital LLC (“NorthPointe”); (iii) shareholders of the Gartmore Large Cap Value Fund, Gartmore Value Opportunities Fund, NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund (“Existing NorthPointe Funds”) approve an amended subadvisory agreement with NorthPointe; and (iv) shareholders of the Gartmore Mid Cap Growth Leaders Fund (the “Mid Cap Growth Leaders Fund”) approve a new subadvisory agreement with Nationwide Separate Accounts, LLC (“NSA”), formerly Gartmore Separate Accounts, LLC. Details of these changes and the proposed new investment advisory agreement and subadvisory agreements are included in the attached Proxy Statement.

     Proposal 1 and Proposal 2 are collectively referred to as the “Proposals.” Details of these Proposals are included in the attached Proxy Statement. These Proposals are not expected to result in a change in the level or quality of services your Fund currently receives from any of these investment advisers or subadvisers, as applicable, except that GMFCT will serve in an oversight capacity with respect to the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund if Proposal 2 is approved (GMFCT already serves in an oversight capacity with respect to the Existing NorthPointe Funds). In addition, these Proposals will not result in a change in the amount of the investment advisory fees paid by your Fund.

     Proposals 1 and 2 have been carefully reviewed by the Board. The Board believes that each Proposal is in the best interests of shareholders. The Board recommends that you vote, as applicable, FOR each Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid envelope. You also may vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     If you have any questions before you vote, please call MIS, an ADP company (“MIS”), the Trust’s proxy agent, toll-free at 1-877-333-2303. You may also receive a telephone call from one of MIS’s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

TELEPHONE AND INTERNET VOTING For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

GARTMORE MUTUAL FUNDS
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Gartmore Bond Fund	Gartmore Investor Destinations	Gartmore Optimal Allocations
Gartmore Bond Index Fund	Moderate Fund	Fund: Defensive
Gartmore China Opportunities	Gartmore Investor Destinations	Gartmore Optimal Allocations
Fund	Moderately Conservative Fund	Fund: Specialty
Gartmore Emerging Markets	Gartmore Investor Destinations	Gartmore S&P 500 Index Fund
Fund	Conservative Fund	Gartmore Short Duration Bond
Gartmore Enhanced Income	Gartmore Large Cap Value	Fund
Fund	Fund	Gartmore Small Cap Fund
Gartmore Global Financial	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund
Services Fund	Gartmore Micro Cap Equity	Gartmore Small Cap Growth
Gartmore Global Health	Fund	Opportunities Fund
Sciences Fund	Gartmore Mid Cap Growth	Gartmore Small Cap Index
Gartmore Global Natural	Fund	Fund
Resources Fund	Gartmore Mid Cap Growth	Gartmore Small Cap Leaders
Gartmore Global Technology	Leaders Fund	Fund
and Communications Fund	Gartmore Mid Cap Market	Gartmore Small Cap Value
Gartmore Global Utilities Fund	Index Fund	Fund
Gartmore Government Bond	Gartmore Money Market Fund	Gartmore Tax-Free Income
Fund	Gartmore Nationwide Fund	Fund
Gartmore Growth Fund	Gartmore Nationwide Leaders	Gartmore U.S. Growth Leaders
Gartmore Hedged Core Equity	Fund	Fund
Fund	Gartmore Optimal Allocations	Gartmore U.S. Growth Leaders
Gartmore International Growth	Fund: Growth (formerly,	Long-Short Fund
Fund	Gartmore Optimal Allocations	Gartmore Value Opportunities
Gartmore International Index	Fund: Aggressive)	Fund
Fund	Gartmore Optimal Allocations	Gartmore Worldwide Leaders
Gartmore Investor Destinations	Fund: Moderate Growth	Fund
Aggressive Fund	(formerly, Gartmore Optimal	NorthPointe Small Cap Growth
Gartmore Investor Destinations	Allocations Fund: Moderately	Fund
Moderately Aggressive Fund	Aggressive)	NorthPointe Small Cap Value
	Gartmore Optimal Allocations	Fund
Fund: Moderate

_____________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
_____________________________________________________

To Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series listed above (singly, a “Fund,” and collectively, the “Funds”) of Gartmore Mutual Funds, a Delaware statutory trust (the “Trust”), will be held on April 23, 2007, at 9:00 a.m., Eastern Time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters (each, a “Proposal” and collectively, the “Proposals”):

Proposal 1:	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust (“GMFCT”) and the Trust, on behalf of each of the Funds.

Proposal 2:	To approve a subadvisory agreement for certain Funds.

     The attached Proxy Statement provides additional information about these Proposals. Shareholders of record of each Fund as of the close of business on February 2, 2007 are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof for the applicable Proposal or Proposals. Whether or not you plan to attend the Meeting in person, please vote your shares.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

ERIC E. MILLER,
Secretary

February 23, 2007

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATIONS, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTING INSTRUCTION FORM AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST	23
The Investment Advisers and Subadvisers	23
Fund Administrator and Transfer Agent	26
Distributor	26
Custodian	26
ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS	27
Principal Shareholders	27
FURTHER INFORMATION ABOUT VOTING AND THE MEETING	27
EXHIBIT A: Share Information as of February 2, 2007	A-1
EXHIBIT B: Form of New Investment Advisory Agreement between the Trust and GMFCT	B-1
EXHIBIT C: Directors and Principal Executive Officers of GMFCT, NWD, Nationwide Financial, GMCM, NorthPointe and NSA	C-1
EXHIBIT D: Investment Advisory Fees	D-1
EXHIBIT E: Investment Advisory Fees Paid to GMFCT	E-1
EXHIBIT F: Form of Subadvisory Agreement Among the Trust, GMFCT and GMCM	F-1
EXHIBIT G: Subadvisory Fees	G-1
EXHIBIT H: Form of Subadvisory Agreement Among the Trust, GMFCT and NorthPointe	H-1
EXHIBIT I: Form of Subadvisory Agreement Among the Trust, GMFCT and NSA	I-1
EXHIBIT J: Principal Shareholders as of February 2, 2007	J-1
EXHIBIT K: Comparable Funds Managed by GMFCT	K-1
EXHIBIT L: Affiliated Brokerage Commissions	L-1

QUESTIONS AND ANSWERS

Why have I been sent this Proxy Statement?

     You have been sent this Proxy Statement because you have the right to vote on important Proposals concerning your investment in one or more of the Funds.

     On February 2, 2007, Nationwide Financial Services, Inc. (“Nationwide Financial”) and Nationwide Corporation (“NWC”) entered into a definitive purchase agreement whereby Nationwide Financial will acquire (the “Transaction”) from NWC the “retail asset management subsidiaries” of NWD Investment Management, Inc. (“NWD”) (formerly known as Gartmore Global Investments, Inc.), which includes Gartmore Mutual Fund Capital Trust (“GMFCT”), Gartmore Distribution Services, Inc. (“GDSI”) and Gartmore Investor Services, Inc. (“GISI”). The sale is anticipated to close on or about April 30, 2007. The Transaction will result in a change of control of each of NWD’s retail asset management subsidiaries and thus may be deemed an “assignment,” which will result in the immediate termination of the current advisory agreement with GMFCT (the “Original GMFCT Agreement”) with respect to each Fund (other than the Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund (together the “GMCM Funds”)). To enable GMFCT to continue, after the Transaction, to provide investment advisory services to the Funds for which it currently provides advisory services, the Board of Trustees (the “Board”) of Gartmore Mutual Funds (the “Trust”) is proposing (“Proposal 1”) that shareholders of the Funds (other than the GMCM Funds) approve a new investment advisory agreement with GMFCT (the “New GMFCT Agreement”). The terms of the New GMFCT Agreement, including the amount of the advisory fees each Fund pays to GMFCT, are identical in all material respects as the terms of the Original GMFCT Agreement. With regard to the GMCM Funds, Gartmore Morley Capital Management, Inc. (“GMCM”) is the GMCM Funds’ current investment adviser pursuant to an investment advisory agreement (the “Original GMCM Agreement”). However, in Proposal 1, the Board also is proposing that shareholders of the GMCM Funds approve GMFCT as the GMCM Funds’ new investment adviser so that GMFCT would be the investment adviser for all of the Funds, if shareholders so approve. In turn, as part of Proposal 2 (described below), the Board is proposing that the GMCM Funds’ respective shareholders approve GMCM as the GMCM Funds’ subadviser. The terms of the New GMFCT Agreement, including the amount of the advisory fees each GMCM Fund pays to GMFCT, are identical in all material respects to the terms of the Original GMCM Agreement. If approved, the New GMFCT Agreement will supersede the Original GMFCT Agreement and Original GMCM Agreement, as applicable, for the Funds.

     The Board also is proposing (“Proposal 2”) that: (i) shareholders of the GMCM Funds approve a new subadvisory agreement with GMCM; (ii) shareholders of the Gartmore Mid Cap Growth Fund, Gartmore Micro Cap Equity Fund and Gartmore Small Cap Leaders Fund (the “New NorthPointe

Funds”) approve a new subadvisory agreement with NorthPointe Capital LLC (“NorthPointe”); (iii) shareholders of the Gartmore Large Cap Value Fund, Gartmore Value Opportunities Fund, NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund (“Existing NorthPointe Funds”) approve an amended subadvisory agreement with NorthPointe; and (iv) shareholders of the Gartmore Mid Cap Growth Leaders Fund (the “Mid Cap Growth Leaders Fund”) approve a new subadvisory agreement with Nationwide Separate Accounts, LLC (“NSA”), formerly known as Gartmore Separate Accounts, LLC. If approved, GMFCT will pay GMCM, NorthPointe and NSA, as applicable, a portion of the advisory fee GMFCT receives from the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund, respectively. Thus, each new subadvisory agreement (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) will not result in an increase in the fees paid by the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund.

     Accordingly, you have been sent this Proxy Statement to vote on the aforementioned New GMFCT Agreement and the New Subadvisory Agreements (collectively, the “New Agreements”).

     The Board approved the New Agreements at its January 11, 2007 meeting and voted at its February 2, 2007 meeting to submit the New Agreements to a vote of the Funds’ shareholders (the “Proposals”). The Board recommends that the shareholders of the Funds vote to approve the New Agreements, as applicable. The various factors that the Board considered in making this determination are described in this Proxy Statement.

     As a shareholder of one or more of the Funds, you are entitled to vote on each Proposal that relates to each Fund in which you own shares. This Proxy Statement provides you with information regarding the Proposal(s) for you to consider before casting your vote.

Why am I being asked to approve the New Agreements?

     The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which requires that a new investment advisory agreement (or new subadvisory agreement, except in certain instances where special exemptive relief has been obtained from the Securities and Exchange Commission (“SEC”)) must be approved by a majority of each Fund’s outstanding voting securities to take effect. Additionally, the 1940 Act provides that any previously approved investment advisory agreement with an investment company will terminate automatically if the investment adviser experiences a significant change in ownership. Due to the change in ownership of GMFCT and, with respect to the GMCM Funds, the proposed appointment of GMFCT as adviser, as described in the answer to the previous question, the New GMFCT Agreement must be submitted to shareholders of the Funds for their vote as required by the 1940 Act.

     The GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund currently do not have a subadviser. GMFCT is proposing that GMCM, NorthPointe and NSA be hired as the subadviser to the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund, respectively. Because GMCM, NorthPointe and NSA are affiliates of GMFCT, the special exemptive relief that would otherwise apply is not available. Thus, each New Subadvisory Agreement must be submitted to shareholders of the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund, as applicable, for their vote in order for the New Subadvisory Agreement to take effect. If approved, GMFCT intends that the same portfolio managers that currently manage the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund are expected to continue to do so. In particular, the GMCM Funds’ current portfolio managers are expected to continue to be employees of GMCM. In addition, GMFCT intends that the same portfolio managers that currently manage the New NorthPointe Funds and Mid Cap Growth Leaders Fund are expected to continue to do so, but will do so as employees of NorthPointe and NSA, respectively, rather than GMFCT.

     With respect to the Existing NorthPointe Funds, due to the change in ownership of GMFCT pursuant to the Transaction, the current subadvisory agreement to which GMFCT and NorthPointe are parties (the “Original NorthPointe Subadvisory Agreement”), will terminate and the New Subadvisory Agreement involving GMFCT and NorthPointe must be approved by shareholders of the Existing NorthPointe Funds in order to take effect.

     The aforementioned provisions of the 1940 Act are designed to ensure that shareholders have a say in the company or persons that own, control and manage the investment adviser of their Fund.

Are there any differences between the Original GMFCT Agreement and New GMFCT Agreement?

     The key features of the Original GMFCT Agreement and the New GMFCT Agreement for the Funds (except for the GMCM Funds) are described in this Proxy Statement. Your approval of the New GMFCT Agreement will not increase the overall management fees or expenses of the relevant Funds, and is not expected to change the level or quality of services provided to those Funds. The New GMFCT Agreement between the Trust and GMFCT, on behalf of the relevant Funds, is identical in all material respects to the Original GMFCT Agreement.

Are there any differences between the Original GMCM Agreement and New GMFCT Agreement?

     The key features of the Original GMCM Agreement and the New GMFCT Agreement for the GMCM Funds are described in this Proxy Statement. Your approval of the New GMFCT Agreement will not increase the overall management fees or expenses of the GMCM Funds, and is not expected to change the level or

v

quality of services provided to the GMCM Funds. The New GMFCT Agreement between the Trust and GMFCT, on behalf of the GMCM Funds, is identical in all material respects to the Original GMCM Agreement except that GMFCT will serve as investment adviser rather than GMCM.

What are the features of the New Subadvisory Agreements?

     The GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund were not previously subject to any subadvisory agreement. Therefore, each New Subadvisory Agreement provides for a different investment management structure, which the Board has unanimously approved and determined to be in the best interests of the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund. As a practical matter, however, it is anticipated that under the New Subadvisory Agreement, day-to-day management of the investments of the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund will continue to be provided by the same portfolio managers who currently manage each such Fund. In particular, the GMCM Funds’ current portfolio managers are expected to continue to be employees of GMCM. In addition, GMFCT intends that the same portfolio managers that currently manage the New NorthPointe Funds and Mid Cap Growth Leaders Fund will continue to do so, but will do so as employees of NorthPointe and NSA, respectively, rather than GMFCT. General oversight of GMCM, NorthPointe and NSA will be performed by GMFCT as the investment adviser to the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund.

     The New Subadvisory Agreement by and among GMFCT, NorthPointe, and the Trust, on behalf of the Existing NorthPointe Funds provides for a change in subadvisory fee for those Funds. GMFCT will now pay NorthPointe, under the New Subadvisory Agreement, a proportionate share of the amount of the advisory fee GMFCT receives from each of these Funds, whereas, under the Original NorthPointe Subadvisory Agreement, GMFCT paid 100% to NorthPointe. However, the overall expenses for the Existing NorthPointe Funds will not change as a result of the change in subadvisory fees.

What will happen if there are not enough votes to approve the New Agreements?

     It is important that shareholders complete, sign, date and return proxy card(s) to ensure that there is a quorum for the Meeting. If we do not receive your proxy card(s) after several weeks, you may be contacted by officers of the Trust or GMFCT or by our proxy solicitor, MIS, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the New Agreements for the Funds, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

GARTMORE MUTUAL FUNDS
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

Gartmore Bond Fund	Gartmore Investor Destinations	Gartmore Optimal Allocations
Gartmore Bond Index Fund	Moderate Fund	Fund: Defensive
Gartmore China Opportunities	Gartmore Investor Destinations	Gartmore Optimal Allocations
Fund	Moderately Conservative Fund	Fund: Specialty
Gartmore Emerging Markets	Gartmore Investor Destinations	Gartmore S&P 500 Index Fund
Fund	Conservative Fund	Gartmore Short Duration Bond
Gartmore Enhanced Income	Gartmore Large Cap Value	Fund
Fund	Fund	Gartmore Small Cap Fund
Gartmore Global Financial	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund
Services Fund	Gartmore Micro Cap Equity	Gartmore Small Cap Growth
Gartmore Global Health	Fund	Opportunities Fund
Sciences Fund	Gartmore Mid Cap Growth	Gartmore Small Cap Index
Gartmore Global Natural	Fund	Fund
Resources Fund	Gartmore Mid Cap Growth	Gartmore Small Cap Leaders
Gartmore Global Technology	Leaders Fund	Fund
and Communications Fund	Gartmore Mid Cap Market	Gartmore Small Cap Value
Gartmore Global Utilities Fund	Index Fund	Fund
Gartmore Government Bond	Gartmore Money Market Fund	Gartmore Tax-Free Income
Fund	Gartmore Nationwide Fund	Fund
Gartmore Growth Fund	Gartmore Nationwide Leaders	Gartmore U.S. Growth Leaders
Gartmore Hedged Core Equity	Fund	Fund
Fund	Gartmore Optimal Allocations	Gartmore U.S. Growth Leaders
Gartmore International Growth	Fund: Growth (formerly,	Long-Short Fund
Fund	Gartmore Optimal Allocations	Gartmore Value Opportunities
Gartmore International Index	Fund: Aggressive)	Fund
Fund	Gartmore Optimal Allocations	Gartmore Worldwide Leaders
Gartmore Investor Destinations	Fund: Moderate Growth	Fund
Aggressive Fund	(formerly, Gartmore	NorthPointe Small Cap Growth
Gartmore Investor Destinations	Optimal Allocations Fund:	Fund
Moderately Aggressive Fund	Moderately Aggressive)	NorthPointe Small Cap Value
	Gartmore Optimal Allocations	Fund
Fund: Moderate

_______________________

PROXY STATEMENT
_______________________

BACKGROUND

     Nationwide Mutual Insurance Company (“Nationwide Mutual”) is the indirect and ultimate parent of NWD Investment Management, Inc. (“NWD”), formerly known as Gartmore Global Investments, Inc., and NWD’s subsidiaries including: (1) Gartmore Mutual Fund Capital Trust (“GMFCT”) and Gartmore Morley Capital Management, Inc. (“GMCM”), each an investment adviser to one or more of the series listed above (singly, a “Fund,” and collectively, the “Funds”); (2) NorthPointe Capital LLC (“NorthPointe”), a current subadviser to several of the Funds; and (3) Nationwide Separate Accounts, LLC (“NSA”), formerly Gartmore Separate Accounts, LLC, a proposed subadviser to the Gartmore Mid Cap Growth Leaders Fund (the “Mid Cap Growth Leaders Fund”).

     On February 2, 2007, Nationwide Financial Services, Inc. (“Nationwide Financial”) and Nationwide Corporation (“NWC”) entered into a definitive purchase agreement (the “Transaction Agreement”) whereby Nationwide Financial agreed to acquire NWD’s “retail asset management subsidiaries,” specifically, GMFCT, Gartmore Distribution Services, Inc. (“GDSI”), and Gartmore Investor Services, Inc. (“GISI”), from NWC (the “Transaction”). NWD is owned and controlled through NWC by Nationwide Mutual.

     Under the terms of the Transaction Agreement, Nationwide Financial will pay $225 million in cash, plus an amount equal to the tangible shareholders’ equity on the balance sheet at closing to NWC for the above noted retail asset management subsidiaries of NWD. The Transaction is presently expected to close on or about April 30, 2007. The closing of the Transaction will result in a change of control of each of NWD’s retail asset management subsidiaries and thus may be deemed an “assignment,” which will result in the immediate termination of the current advisory agreement with GMFCT (the “Original GMFCT Agreement”) with respect to each Fund (other than the Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund (together the “GMCM Funds”)). To enable GMFCT to continue, after the Transaction, to provide investment advisory services to the Funds for which it currently provides advisory services, the Board of Trustees (the “Board”) of Gartmore Mutual Funds (the “Trust”) is proposing (“Proposal 1”) that shareholders of the Funds (other than the GMCM Funds) approve a new investment advisory agreement with GMFCT (the “New GMFCT Agreement”). The terms of the New GMFCT Agreement, including the amount of the advisory fees each Fund pays to GMFCT, are identical in all material respects to the terms of the Original GMFCT Agreement. With regard to the GMCM Funds, Gartmore Morley Capital Management, Inc. (“GMCM”) is the GMCM Funds’ current investment adviser pursuant to an investment advisory agreement (the “Original GMCM Agreement”). However, in Proposal 1, the Board also is proposing that shareholders of the GMCM Funds approve GMFCT as the GMCM Funds’ new investment adviser so that GMFCT would be the investment adviser for all of the Funds, if shareholders so approve. In turn, as part of Proposal 2 (described below), the Board is proposing that the GMCM Funds’ respective shareholders approve GMCM as the GMCM Funds’ subadviser. The terms of the New GMFCT Agreement, including the amount of the advisory fees each GMCM Fund will pay to GMFCT, are identical in all material respects to the terms of the Original GMCM Agreement, except that GMCM will not serve as adviser or be a party to the New GMFCT Agreement. If approved, the New GMFCT Agreement will supersede the Original GMFCT Agreement and Original GMCM Agreement, as applicable, for the Funds.

     The Board also is proposing (“Proposal 2”) that shareholders of certain Funds approve the following: (1) a proposed new investment subadvisory agreement by and among GMFCT, GMCM, and the Trust, on behalf of the GMCM Funds; (2) a proposed new investment subadvisory agreement by and among GMFCT, NorthPointe, and the Trust, on behalf of Gartmore Mid Cap Growth Fund, Gartmore Micro Cap Equity Fund, and Gartmore Small Cap Leaders Fund (NorthPointe will serve as one of several subadvisers to this Fund) (the “New NorthPointe Funds”); (3) a proposed amendment to the existing NorthPointe investment subadvisory agreement by and among GMFCT, NorthPointe, and the Trust, on behalf of the Gartmore Large Cap Value Fund, Gartmore Value Opportunities Fund, NorthPointe Small Cap Value Fund, and the NorthPointe Small Cap Growth Fund (the “Existing NorthPointe Funds”); and (4) a proposed new investment subadvisory agreement by and among GMFCT, NSA, and the Trust, on behalf of the Mid Cap Growth Leaders Fund.

     Although the Funds have received an exemptive order issued by the Securities and Exchange Commission (“SEC”), which permits the Board of Trustees (the “Board”) to hire and fire unaffiliated subadvisers without shareholder approval (the “Manager of Managers Order”), the Manager of Managers Order does not permit the hiring of any affiliated subadvisers unless shareholder approval is obtained. Since GMCM, NorthPointe and NSA are affiliates of GMFCT, shareholders of the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund must approve the proposed subadvisory agreement, as applicable (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”), in order for each New Subadvisory Agreement to take effect. If the New Subadvisory Agreements are approved, it is anticipated that day-to-day management of the investments of the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund will continue to be provided by the same portfolio managers who currently manage each such Fund. In particular, the GMCM Funds’ current portfolio managers are expected to continue to be employees of GMCM. In addition, GMFCT intends that the same portfolio managers that currently manage the New NorthPointe Funds and Mid Cap Growth Leaders Fund will continue to do so, but will do so as employees of NorthPointe and NSA, respectively, rather than GMFCT. With respect to the Existing NorthPointe Funds, for which NorthPointe currently serves as subadviser, the same portfolio managers are expected to continue to manage the Existing NorthPointe Funds.

     Nationwide Financial’s intention is that, over time, GMFCT will operate exclusively as a “manager of managers” under which GMFCT, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. GMFCT is seeking to ensure that its current portfolio managers remain employed by GMFCT in the short run and to enter into arrangements that would result in those portfolio managers becoming employed by an existing or new unaffiliated subadviser. However, there is no guarantee that GMFCT will be able to achieve this result. Assuming that these portfolio managers become employed by an unaffiliated subadviser, GMFCT, subject to Board approval, could hire the subadvisers under the Manager of Managers Order without obtaining shareholder approval.

     It is also possible that as part of its plan to assure continuity in management of certain of the Trust’s directly managed Funds, Nationwide Financial might propose to the Trust’s Board that such directly managed Funds be sold to, or reorganized with, one or more existing or newly formed unaffiliated investment companies.

GENERAL VOTING INFORMATION

Who is asking for my vote?

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board to be used in connection with a Special Meeting of Shareholders (the “Meeting”) of the Funds to be held at 9:00 a.m., Eastern Time, on April 23, 2007. The Meeting will be conducted at the Trust’s principal executive offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) from owners of variable annuity contracts and variable insurance policies (collectively, “variable contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Funds.

Who is eligible to vote?

     The Board has fixed the close of business on February 2, 2007, as the record date (the “Record Date”) for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each Proposal on which such shareholders are being asked to vote. In addition, variable contract owners of record on the Record Date have the right to instruct Nationwide Life or their Participating Insurance Company, as applicable, as to the manner in which the Fund shares attributable to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

     This Proxy Statement, Notice of Special Meeting, proxy card(s), and voting instruction forms were first mailed to shareholders and variable contract owners on or about February 23, 2007.

On what issues am I being asked to vote?

     The shareholders of the Funds, as applicable, are being asked to consider and vote to approve the following matters (each, a “Proposal” and collectively, the “Proposals”). Please cross-reference the proxy card(s) that you receive with the appropriate Proposal.

Proposal		Shareholders Entitled
No.	Proposal	To Vote
1	To approve a new investment advisory agreement between Gartmore Mutual Fund Capital Trust (“GMFCT”) and the Trust, on behalf of each of the Funds.	Shareholders of each Fund voting separately by Fund

2	To approve a subadvisory agreement for certain Funds.	Shareholders of the following Funds voting separately by Fund:

Gartmore Enhanced Income Fund
Gartmore Short Duration Bond Fund
Gartmore Mid Cap Growth Fund
Gartmore Micro Cap Equity Fund
Gartmore Small Cap Leaders Fund
Gartmore Large Cap Value Fund
Gartmore Value Opportunities Fund
NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund
Gartmore Mid Cap Growth Leaders Fund

     The Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

     The Trustees unanimously recommend that you vote FOR each of the Proposals.

How do I ensure that my vote is accurately recorded?

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the enclosed proxy card(s)/voting instruction form(s). For each Fund in which you owned shares on the Record Date, a proxy card or voting instruction form, bearing the appropriate Fund’s name, is included with this Proxy Statement. If you own shares in more than one Fund as of the Record Date, you will receive more than one proxy card or voting instruction form. Please complete each proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposal as it relates to each Fund you own. Your proxy card(s)/voting instruction form(s) must be received by the Trust or its proxy agent by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

     The persons named as proxies on the enclosed form of proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal(s) to which the proxy relates.

     With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received.

     If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal(s) to which the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

     Please call MIS, an ADP company (“MIS”), the Trust’s proxy solicitation agent, toll-free at 1-877-333-2303.

May I revoke my proxy/voting instructions?

     Shareholders may revoke previously submitted proxies at any time by (i) submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote or to obtain a “legal proxy” if the shareholder wants to vote in person at the Meeting.

     Variable contract owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by (i) submitting to Nationwide Life or the Participating Insurance Company subsequently dated voting instructions, (ii) delivering to Nationwide

Life or the Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact Nationwide Life or the Participating Insurance Company, as applicable, for further information on how to revoke voting instructions, including any applicable deadlines.

How may I get more information about the Trust and the Funds?

     The Trust will furnish, without charge, a copy of the Trust’s most recent annual reports to shareholders and semi-annual reports to shareholders, upon request. Such request may be made either by writing to the Trust at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 or by calling toll-free (800) 848-0920.

COMMON INFORMATION RELATING TO ALL PROPOSALS

Board of Trustees’ Considerations

     At an in-person Board meeting held on January 11, 2007, the Board, including the Trustees who are not considered “interested persons” under the 1940 Act (“Independent Trustees”), discussed and approved the New GMFCT Agreement and New Subadvisory Agreements (collectively, the “New Agreements”), as applicable, on behalf of the Funds and, at its Special Board Meeting on February 2, 2007, unanimously agreed to recommend that shareholders approve the New Agreements. The Independent Trustees had requested and been provided with detailed materials relating to GMFCT, NWD, Nationwide Financial, and the Transaction in advance of the meetings. The Independent Trustees were also provided with detailed materials relating to GMCM, NorthPointe and NSA, the proposed or current subadviser, as the case may be, for the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund. The Independent Trustees met in executive session with their independent legal counsel prior to and during the meetings to discuss information relating to the Proposals and the possible effect on the Funds. The material factors and conclusions that formed the basis for these recommendations are discussed below.

     The Nature, Extent, and Quality of the Services Provided by GMFCT, as Investment Adviser. With regard to Proposal 1, the Board considered GMFCT’s capacity to continue to provide the services needed to operate a sophisticated investment management business and to support the management of each of the Funds. The Board also took into account the information provided to them at their regular quarterly meetings with GMFCT’s senior management with respect to the Funds, including the information provided by management and Lipper, Inc. (“Lipper”) at the Funds’ annual Section 15(c) meetings on December 6-7, 2006 and January 11, 2007.

     In addition, the Board also considered Nationwide Financial’s announced intentions, over time, that GMFCT will operate exclusively as a “manager of managers” in which GMFCT, rather than managing a Fund directly, will instead oversee one or more subadvisers who will provide day-to-day portfolio management to each Fund. The Board also considered the capabilities of GMFCT and its affiliates, and in particular, their ability to provide portfolio management services to the Funds should any of the current portfolio managers elect to terminate their employment with GMFCT and/or not become employed by an existing or new subadviser for a Fund. In this regard, GMFCT advised the Board that while there can be no assurances that current portfolio managers directly managing each Fund will continue to manage the Fund, reasonable efforts are being made by GMFCT to achieve this result.

     Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by GMFCT were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the New GMFCT Agreement.

     The Nature, Extent, and Quality of the Services Provided by GMCM, as Subadviser. The Board next considered whether to approve the New Subadvisory Agreement with GMCM on behalf of each GMCM Fund. Specifically, the Board considered Nationwide Mutual’s stated intention to continue to employ the same portfolio managers who currently provide portfolio management services to the GMCM Funds. The Board also considered Nationwide Mutual’s and NWD’s representation that as the GMCM Funds’ subadviser, GMCM will continue to provide the same nature and quality of services that GMCM currently provides to the GMCM Funds as its adviser. The Board also noted that, as GMFCT proposes to pay GMCM’s subadvisory fee out of the advisory fee it receives from each GMCM Fund under the New GMFCT Agreement described in Proposal 1 below, there will be no change in the advisory fee paid by either GMCM Fund.

     The Board considered and then discussed Nationwide Mutual’s intention that, in seeking unaffiliated potential buyers for GMCM, it is Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage the GMCM Funds and to recommend to the Board, that if acquired by an unaffiliated adviser, then unaffiliated GMCM be retained as an unaffiliated subadviser so that the GMCM Funds may continue to be managed by the same portfolio managers who currently manage the GMCM Funds, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Order, GMFCT, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as GMCM would become if it were sold to an unaffiliated party, without seeking shareholder approval. If GMCM is sold (and therefore becomes unaffiliated with GMFCT) and the Board approves the hiring of GMCM as subadviser to the GMCM Funds, shareholders of the GMCM Funds will receive notification of this within 90 days from the date of effectiveness of the hiring.

     Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by GMCM were appropriate for each GMCM Fund in light of its investment objective, and, thus, supported a decision to approve the New Subadvisory Agreement.

     The Nature, Extent, and Quality of the Services Provided by NorthPointe, as Subadviser to the New NorthPointe Funds. The Board next considered whether to approve the New Subadvisory Agreement with NorthPointe on behalf of each New NorthPointe Fund. Specifically, the Board considered Nationwide Mutual’s stated intention to employ the same portfolio managers who currently provide portfolio management services as employees of GMFCT to the New NorthPointe Funds, but to have those portfolio managers do so as employees of NorthPointe. The Board also considered Nationwide Mutual’s and NWD’s representation that as the New NorthPointe Funds’ subadviser, NorthPointe will continue to provide the same nature and quality of services that GMFCT currently provides to the New NorthPointe Funds as its adviser. The Board also noted that, as GMFCT proposes to pay NorthPointe’s subadvisory fee out of the advisory fee it receives from each New NorthPointe Fund under the New GMFCT Agreement described in Proposal 1 below, there will be no change in the advisory fee paid by each New NorthPointe Fund.

     The Board considered and then discussed Nationwide Mutual’s intention that, in seeking unaffiliated potential buyers for NorthPointe, it is Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage the New NorthPointe Funds and to recommend to the Board, that if acquired by an unaffiliated adviser, then unaffiliated NorthPointe be retained as an unaffiliated subadviser so that the New NorthPointe Funds may continue to be managed by the same portfolio managers who currently manage the New NorthPointe Funds, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Order, GMFCT, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NorthPointe would become if it were sold to an unaffiliated party, without seeking shareholder approval. If NorthPointe is sold (and therefore becomes unaffiliated with GMFCT) and the Board approves the hiring of NorthPointe as subadviser to the New NorthPointe Funds, shareholders of the New NorthPointe Funds will receive notification of this within 90 days from the date of effectiveness of the hiring.

     Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by NorthPointe were appropriate for each New NorthPointe Fund in light of its investment objective, and, thus, supported a decision to approve the New Subadvisory Agreement.

     The Nature, Extent, and Quality of the Services Provided by NorthPointe, as Subadviser to the Existing NorthPointe Funds. The Board next considered whether to approve the New Subadvisory Agreement with NorthPointe on behalf of each Existing NorthPointe Fund. Specifically, the Board considered Nationwide Mutual’s stated intention to continue to employ the same portfolio managers who currently provide portfolio management services to the Existing NorthPointe Funds, as well as Nationwide Mutual’s and NWD’s representation that as the Existing NorthPointe Fund’s subadviser, NorthPointe will continue to provide the same nature and quality of services as NorthPointe currently provides to the Existing NorthPointe Funds as their subadviser. The Board discussed with GMFCT senior management the reasons for the proposed change in the amount of subadvisory fees GMFCT pays to NorthPointe. GMFCT explained that the new NorthPointe subadvisory fee structure is intended to more closely approximate that of an unaffiliated subadviser’s fee schedule and is being requested in order to better position NorthPointe for its potential sale to an unaffiliated third party as discussed herein. The Board also noted that, as GMFCT proposes to pay NorthPointe’s subadvisory fee out of the advisory fee it receives from each Existing NorthPointe Fund under the New GMFCT Agreement described in Proposal 1 below, there will be no change in the advisory fee paid by each Existing NorthPointe Fund.

     The Board considered and then discussed Nationwide Mutual’s intention that, in seeking unaffiliated potential buyers for NorthPointe, it is Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio managers who currently manage the Existing NorthPointe Funds and to recommend to the Board, that if acquired by an unaffiliated adviser, then unaffiliated NorthPointe be retained as an unaffiliated subadviser so that the Existing NorthPointe Funds may continue to be managed by the same portfolio managers who currently manage the Existing NorthPointe Funds, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Order, GMFCT, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NorthPointe would become if it were sold to an unaffiliated party, without seeking shareholder approval. If NorthPointe is sold (and therefore becomes unaffiliated with GMFCT) and the Board approves the hiring of NorthPointe as subadviser to the Existing NorthPointe Funds, shareholders of the Existing NorthPointe Funds will receive notification of this within 90 days from the date of effectiveness of the hiring.

     Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by NorthPointe were appropriate for each Existing NorthPointe Fund in light of its investment objective, and, thus, supported a decision to approve the New Subadvisory Agreement.

     The Nature, Extent, and Quality of the Services Provided by NSA, as Subadviser to the Mid Cap Growth Leaders Fund. The Board next considered whether to approve the New Subadvisory Agreement with NSA on behalf of the Mid Cap Growth Leaders Fund. Specifically, the Board considered Nationwide Mutual’s stated intention to employ the same portfolio manager who currently provides portfolio management services to the Mid Cap Growth Leaders Fund, but to have that portfolio manager do so as an employee of NSA. The Board also considered Nationwide Mutual’s and NWD’s representation that as the Mid Cap Growth Leaders Fund’s subadviser, NSA’s portfolio manager will continue to provide the same nature and quality of services as he currently provides as an employee of GMFCT, the Mid Cap Growth Leaders Fund’s adviser. The Board also noted that, as GMFCT proposes to pay NSA’s subadvisory fee out of the advisory fee it receives from the Mid Cap Growth Leaders Fund under the New GMFCT Agreement described in Proposal 1 below, there will be no change in the advisory fee paid by the Mid Cap Growth Leaders Fund.

     The Board considered and then discussed Nationwide Mutual’s intention that, in seeking unaffiliated potential buyers for NSA, it is Nationwide Mutual’s goal to seek a buyer that will continue to employ the portfolio manager who currently manages the Mid Cap Growth Leaders Fund and to recommend to the Board, that if acquired by an unaffiliated adviser, then unaffiliated NSA be retained as an unaffiliated subadviser so that the Mid Cap Growth Leaders Fund may continue to be managed by the same portfolio manager who currently manages the Mid Cap Growth Leaders Fund, without disruption of service. No assurances were given, however, that the foregoing matters would materialize. The Board further considered that, under the Manager of Managers Order, GMFCT, with the Board’s approval, is permitted to hire (and fire) unaffiliated subadvisers, such as NSA would become if it were sold to an unaffiliated party, without seeking shareholder approval. If NSA is sold (and therefore becomes unaffiliated with GMFCT) and the Board approves the hiring of NSA as subadviser to the Mid Cap Growth Leaders Fund, shareholders of the Mid Cap Growth Leaders Fund will receive notification of this within 90 days from the date of effectiveness of the hiring.

     Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by NSA were appropriate for the Mid Cap Growth Leaders Fund in light of its investment objective, and, thus, supported a decision to approve the New Subadvisory Agreement.

     The Investment Performance of the Funds. The Board evaluated each Fund’s investment performance. The Board considered the comparative performance of each Fund based on data provided by Lipper. With respect to the GMCM Funds,

New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund, the Board also considered the historical performance of GMCM, NorthPointe and NSA, as applicable, in managing other funds or accounts with a similar investment mandate as the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund, respectively, as well as the performance of the current GMFCT portfolio managers who are expected to continue to manage the New NorthPointe Funds and Mid Cap Growth Leaders Fund as employees of NorthPointe and NSA, respectively. The Trustees concluded that the historical investment performance record of GMFCT, GMCM, NorthPointe, NSA and the current GMFCT portfolio managers who are expected to continue to manage the New NorthPointe Funds and Mid Cap Growth Leaders Fund as employees of NorthPointe and NSA, respectively, in combination with various other factors, supported a decision to approve the New GMFCT Agreement and New Subadvisory Agreements, respectively.

     The Profitability of GMFCT and its Affiliates from the Relationship with the Funds, Including “Fall-Out” Benefits. The Board reviewed financial information relating to GMFCT that detailed GMFCT’s profitability with respect to its management of the Funds. The Board also evaluated GMFCT’s analysis of the Funds’ expenses and relevant comparison to the expenses of other comparable funds. The Trustees compared the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a peer group of funds. The Trustees also considered other benefits received by GMFCT as a result of its relationship with the Funds. With regard to GMCM, NorthPointe and NSA, the Trustees considered that GMFCT will pay the subadvisory fees to GMCM, NorthPointe and NSA, as applicable, and that the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund will not be responsible for the payment of any subadvisory fees to their respective subadvisers. In considering GMFCT’s profitability, the Board considered GMFCT’s current profitability as an active manager under Nationwide Mutual’s ownership, as well as GMFCT management’s views on near-term profitability as a “manager of managers” under Nationwide Financial’s ownership. The Trustees acknowledged that, as a business matter, GMFCT was entitled to earn reasonable profits for its services to the Funds. In addition, the Board concluded that the benefits accruing to GMFCT as a result of its relationship with the Funds are fair and reasonable.

     Fee Levels; Economies of Scale. The Board considered each Fund’s overall fee level and noted that the overall expenses of the Funds would remain the same under the New Agreements. The Trustees considered the expense limitation agreements in place for certain Funds whereby GMFCT has contractually agreed to waive advisory fees GMFCT receives from the Funds and/or to pay Fund expenses. The Trustees also considered that the Transaction could increase the assets in the Funds, thereby triggering breakpoints which would have the effect of lowering fees. The Board noted that each Fund’s current advisory fee schedule includes breakpoints, except for the Gartmore Small Cap Leaders Fund, Gartmore

Optimal Allocations Funds, NorthPointe Small Cap Value Fund, NorthPointe Small Cap Growth Fund, Gartmore Investor Destinations Funds, Gartmore Hedged Core Equity Fund, Gartmore Market Neutral Fund and Gartmore Micro Cap Equity Fund.

     Terms of the New Agreements. With respect to the New GMFCT Agreement, the Board considered the fact that the terms of the New GMFCT Agreement, including the termination provisions, are identical in all material respects to the terms of the Original GMFCT Agreement, except that the duration of the New GMFCT Agreement will, unless terminated sooner, extend for one year from the date of the change in ownership of GMFCT. The Board also considered the fact that the terms of the New GMFCT Agreement, including the termination provisions, are identical in all material respects to the terms of the Original GMCM Agreement. The Board also reviewed the terms of the New Subadvisory Agreements. The Board concluded that the terms of the New GMFCT Agreement and the New Subadvisory Agreements are fair and reasonable.

     Conclusion. The Board, including all of the Independent Trustees, having considered each of the foregoing factors, concluded that each factor supported a determination to approve the New Agreements. No single factor alone was determinative in the decision of the Board, rather the totality of the factors taken together informed the Board’s decisions. The Board of Trustees concluded that the approval of the New Agreements was in the best interests of each Fund, as applicable, and its respective shareholders and unanimously approved the New Agreements.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that an investment adviser (such as GMFCT) to a registered investment company (such as the Trust), and the affiliates of such adviser (including, among others, NWD, Nationwide Mutual, and Nationwide Financial), may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the Board of the investment company cannot be “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on a fund includes any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such investment adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for anything other than bona fide investment advisory or other services. As purchaser, Nationwide Financial has agreed to use its reasonable best efforts to assure compliance with the conditions of Section 15(f) as it applies to the Funds and the Transaction. The Board intends to maintain a Board structure that will satisfy the first condition of Section 15(f) and to operate the Funds in a manner that will satisfy the no “unfair burden” condition of Section 15(f) of the 1940 Act, for not less than the time periods required under Section 15(f).

Shareholder Approval

     In order to take effect, the New Agreements, with respect to each Fund, must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. If there are sufficient votes for some, but not all, of the Funds to approve the New Agreements, the Meeting may be adjourned as to those Funds for which there are not sufficient votes to approve the New Agreements. A shareholder vote may be taken prior to any adjournment of the Meeting with respect to one or more Funds for which there are sufficient votes for approval of the New Agreements, even though the Meeting is adjourned as to one or more other Funds. The shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists; however they will have the effect of a vote against the Proposal.

     Alternatively, in the event it becomes apparent that the requisite vote of a majority of shareholders of one or more Funds will not be received by the date of the closing of the Transaction, NWC has stated its intention to seek the approval of the Board, of interim advisory and/or subadvisory agreements (each, an “Interim Contract”) on behalf of such Funds, pursuant to Rule 15a-4(b)(2) under the 1940 Act (the “Rule”). The Rule permits implementation of an Interim Contract provided that, among other things: (1) the compensation GMFCT, GMCM, NorthPointe or NSA (each an “Interim Adviser”) receives under the Interim Contract is no greater than the Interim Adviser received under its previous contract; (2) the Board, including a majority of the Trustees who are not interested persons of the Trust, has voted at an in person meeting to approve each Interim Contract before the previous contract is terminated; (3) the Board, including a majority of the Trustees who are not interested persons of the Trust determines that the scope and quality of services to be provided to a Fund under an Interim Contract will be at least equivalent to the scope and quality of services provided under the previous contract; and (4) the Interim Contract permits the Board or a majority of such Fund’s shareholders to terminate the Interim Contract at any time, without payment of a penalty, on as few as 10 calendar days’ written notice to the Interim Adviser. Rule 15a-4 imposes a number of additional requirements as to the Interim Agreements. Among the most important of these is the requirement that all advisory fees due to be paid to an Interim Adviser under an Interim Contract, must be placed in an interest-bearing escrow account with the Fund’s custodian or a bank until or unless the shareholders of such Fund approve a contract with the Interim Adviser within 150 days of the implementation of the Interim Contract.

PROPOSAL 1 — APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN GMFCT AND THE TRUST, ON BEHALF OF THE FUNDS

Background and Description of the Proposal

     GMFCT, the current investment adviser to each of the Funds, except the GMCM Funds, is a wholly-owned subsidiary of NWD. Consequently, the Transaction will result in a change of corporate control of GMFCT and cause the Original GMFCT Agreement to terminate as required by the 1940 Act immediately upon the closing of the Transaction (the “Closing”). In order for the management and operation of each Fund (except the GMCM Funds) to continue uninterrupted after the Closing, the Board of Trustees is requesting that shareholders of each Fund approve the New GMFCT Agreement, which will take effect upon the Closing. Approval of the New GMFCT Agreement is necessary due to the change in control of GMFCT.

     In addition, as part of Nationwide Financial’s intention to run GMFCT as a “manager of managers,” shareholders of the GMCM Funds are being asked to approve a change to GMFCT as investment adviser to the GMCM Funds in lieu of GMCM, while concurrently approving GMCM to be a subadviser to the GMCM Funds (see Proposal 2). The overall management fees and expenses of the GMCM Funds will not increase as a result of switching to GMFCT as investment adviser, or change the level or quality of services provided to the GMCM Funds.

     A form of the New GMFCT Agreement is attached as Exhibit B to this Proxy Statement. The New GMFCT Agreement is identical in all material respects to the Original GMFCT Agreement and Original GMCM Agreement. The key features of the New GMFCT Agreement and the Original GMFCT Agreement and Original GMCM Agreement are described below.

Information about GMFCT, NWD and Nationwide Financial

     GMFCT is an investment adviser that is registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (“Advisers Act”). GMFCT provides investment advisory services to registered investment companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     Currently, NWD is the retail and institutional asset management business of Nationwide Mutual. Located outside Philadelphia, Pennsylvania, NWD manages more than $48.3 billion in assets as of December 31, 2006 through its investment management platform driven by sixty-eight investment management professionals and supported by a staff of more than 150. NWD provides core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients. The retail asset management business of NWD includes approximately $20.5 billion in managed assets as of December 31, 2006.

     Nationwide Financial (NYSE: NFS) is a publicly traded company based in Columbus, Ohio. Nationwide Financial provides a variety of financial services for consumers to invest and protect long-term assets. Nationwide Financial also offers retirement plans and services through both public and private-sector employers. Nationwide Financial is part of the Nationwide group of companies, which offers diversified insurance and financial services. The group is led by Nationwide Mutual, which is ranked No. 98 on the Fortune 100 based on 2005 revenue.

     Nationwide Financial entered into the Transaction Agreement with NWC with the intention of aligning NWD’s mutual fund business with Nationwide Financial’s long-term savings and investment capabilities. The Transaction will assist Nationwide Financial in becoming a more comprehensive provider of financial services products. The Transaction will also enable Nationwide Financial to leverage the Nationwide brand, its extensive distribution and core investment and packaging capabilities.

     Nationwide Financial, which will be the new owner of GMFCT, has informed the Trustees that Nationwide Financial currently intends, over time, that GMFCT will operate exclusively as a “manager of managers” under the Manager of Managers Order the Trust received from the SEC. This means that, over time, GMFCT’s duties and responsibilities will change from both being portfolio manager for some Funds and overseeing portfolio management provided by subadvisers for other Funds, to solely overseeing portfolio management provided by subadvisers for all Funds. The Manager of Managers Order permits the Funds’ investment adviser, GMFCT, to hire (and fire) new subadvisers that are unaffiliated with GMFCT and to make changes to existing subadvisory agreements with the approval of the

Board, but without shareholder approval. Under the terms and conditions of the Manager of Managers Order, however, shareholders will receive notification of any such change within 90 days after the effective date of the change.

     Nationwide Financial has informed the Trustees that it (which for this purpose shall include GMFCT) has no present intention to recommend changes to any Fund’s current subadviser(s). Nationwide Financial has, however, expressed its present intent, over time, to seek to hire one or more subadvisers for every Fund, including those Funds that do not presently have subadvisers and those Funds which have only one subadviser at this time. At such time as Nationwide Financial has identified one or more subadvisers for any Fund, Nationwide Financial will recommend such subadviser(s) to the Board. If the Board approves the hiring of one or more unaffiliated subadvisers, shareholders will receive an information statement providing notice of such hiring and providing shareholders with pertinent information about such subadviser(s). No affiliated subadviser can be hired without the vote of both the Trust’s Board and the applicable Fund’s shareholders. Therefore, should Nationwide Financial propose to hire any affiliate as a subadviser to any Fund, the shareholders of such Fund(s) must approve the hiring of such affiliated subadviser, in addition to the Board’s approval of such subadviser.

     The name, address and principal occupation of each of the directors and principal executive officers of GMFCT, NWD, and Nationwide Financial are included in Exhibit C.

Comparison of the Original GMFCT Agreement/Original GMCM Agreement and the New GMFCT Agreement

     GMFCT serves as the investment adviser to the Funds, except for the GMCM Funds, under the Original GMFCT Agreement with the Trust dated February 28, 2005. GMCM serves as the GMCM Funds’ investment adviser under the Original GMCM Agreement with the Trust dated February 28, 2005. The Original GMFCT Agreement and Original GMCM Agreement were last approved by the Trustees, including a majority of the Independent Trustees, on January 11, 2007 with respect to each of the Funds, as applicable, except for the following Funds: Gartmore Optimal Allocations Fund: Defensive, Gartmore Small Cap Core Fund, Gartmore Small Cap Growth Opportunities Fund, Gartmore Small Cap Value Fund, Gartmore Hedged Core Equity Fund and Gartmore Market Neutral Fund (as these Funds were first offered and sold to the public in 2006). The Original GMFCT Agreement and Original GMCM Agreement were approved by the initial shareholder of each applicable Fund before the public offering and sale of that Fund. The New GMFCT Agreement is identical in all material respects to the Original GMFCT Agreement and Original GMCM Agreement. The key features of the Original GMFCT Agreement, Original GMCM Agreement and the New GMFCT Agreement are described below.

     Advisory Services. Under the Original GMFCT Agreement and Original GMCM Agreement, GMFCT or GMCM, as the case may be, subject to the supervision and direction of the Board of Trustees: (i) sets overall investment strategy for each applicable Fund; (ii) has overall supervisory responsibility for the general management and investment of each applicable Fund’s assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, GMFCT or GMCM, as the case may be, subject to the supervision and direction of the Board of Trustees: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated. GMFCT or GMCM, as the case may be, also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, under the Original GMFCT Agreement and Original GMCM Agreement, GMFCT and GMCM, as the case may be, is responsible for providing periodic reports to the Board of Trustees concerning each applicable Fund’s business and investments as the Board requests. Under the New GMFCT Agreement, GMFCT, as investment adviser, would provide the same services that it or GMCM performs under the Original GMFCT Agreement or Original GMCM Agreement, as applicable.

     Investment Advisory Fees. Pursuant to the Original GMFCT Agreement and Original GMCM Agreement, GMFCT or GMCM, as applicable, is entitled to an annual fee from each Fund. Under the New GMFCT Agreement, GMFCT also is entitled to an annual fee from each Fund. The advisory fee schedule for each Fund under the Original GMFCT Agreement or Original GMCM Agreement, as applicable, and New GMFCT Agreement is listed in Exhibit D. Under the New GMFCT Agreement, the advisory fee schedule for each Fund will not change. The compensation payable to all subadvisers, if applicable to a Fund, is paid by GMFCT. The Funds are not responsible for payment of subadvisory fees to any subadviser. Exhibit E to this Proxy Statement lists the amount of advisory fees that each Fund paid to GMFCT or GMCM, as applicable, for the fiscal year ended October 31, 2006.

     GMFCT also serves as investment adviser of certain other mutual funds that have comparable investment objectives as some of the Funds. Exhibit K identifies these comparable funds, includes their net assets as of December 31, 2006 and discloses GMFCT’s rate of compensation for managing such funds.

     Continuance. If shareholders approve the New GMFCT Agreement, it will continue for one year from the date of its effectiveness, unless earlier terminated. The New GMFCT Agreement may be continued from year to year thereafter by a majority vote of the Board of Trustees or by a vote of a majority of outstanding shares of a Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Original GMFCT Agreement and Original GMCM Agreement contain a similar provision.

     Termination. The Original GMFCT Agreement provides that it may be terminated as to any applicable Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, or by GMFCT, in each case, upon not less than 60 days written notice to the other party. The Original GMFCT Agreement also provides that it will automatically and immediately terminate in the event of its assignment. The Original GMCM Agreement contains identical provisions with regard to the GMCM Funds. The New GMFCT Agreement contains identical provisions.

The Board of Trustees unanimously recommends that you vote FOR Proposal 1.

PROPOSAL 2 — APPROVAL OF A SUBADVISORY AGREEMENT FOR CERTAIN FUNDS

Background and Description of the Proposal

     Nationwide Financial, which will be the new owner of GMFCT, has informed the Trustees that Nationwide Financial currently intends, over time, that GMFCT will operate exclusively as a “manager of managers” under the Manager of Managers Order the Trust received from the SEC. This means that, over time, GMFCT’s duties and responsibilities will change from both being portfolio manager for some Funds and overseeing portfolio management provided by subadvisers for other Funds, to solely overseeing portfolio management provided by subadvisers for all Funds. In order to take the initial step toward implementing this “manager of managers” structure, NWD has proposed to restructure the investment advisory arrangements for the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund so that they more closely approximate GMFCT’s arrangements with unaffiliated subadvisers.

     Proposal 2 seeks your approval to appoint certain of NWD’s current institutional asset management subsidiaries as a subadviser to certain Funds that GMFCT currently manages (or in the case of the GMCM Funds, will manage if Proposal 1 is approved by shareholders of the GMCM Funds). In order to effect the foregoing, the Board is recommending that shareholders of certain Funds approve a New Subadvisory Agreement as follows:

1.	A New Subadvisory Agreement by and among GMFCT, GMCM and the Trust, on behalf of the GMCM Funds.

2.	A New Subadvisory Agreement by and among GMFCT, NorthPointe and the Trust, on behalf of the New NorthPointe Funds.

3.	A New Subadvisory Agreement by and among GMFCT, NorthPointe and the Trust, on behalf of the Existing NorthPointe Funds.

4.	A New Subadvisory Agreement by and among GMFCT, NSA and the Trust, on behalf of the Mid Cap Growth Leaders Fund.

     It is anticipated that, under the New Subadvisory Agreement, day-to-day management of the investments of the GMCM Funds, New NorthPointe Funds and Mid Cap Growth Leaders Fund will continue to be provided by the same portfolio managers who currently manage each such Fund. In particular, the GMCM Funds’ current portfolio managers are expected to continue to be employees of GMCM. In addition, GMFCT intends that the same portfolio managers who currently manage the New NorthPointe Funds and Mid Cap Growth Leaders Fund are expected to continue to do so, but will do so as employees of NorthPointe and NSA, respectively, rather than GMFCT. Since the Existing NorthPointe Funds are already subadvised by NorthPointe, the current NorthPointe portfolio managers who manage those Funds will continue do so if the New Subadvisory Agreement with NorthPointe is approved. General oversight of GMCM, NorthPointe and NSA will be performed by GMFCT as the investment adviser to the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund.

     The Existing NorthPointe Funds are currently subadvised by NorthPointe under a subadvisory agreement among GMFCT, NorthPointe and the Trust, on behalf of each of the Existing NorthPointe Funds (the “Original NorthPointe Subadvisory Agreement”). With respect to the Existing NorthPointe Funds, shareholders are being asked to approve an amendment to the Original NorthPointe Subadvisory Agreement.

     Approval of Proposal 2 is contingent upon approval of Proposal 1 by shareholders of the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund. If Proposal 1 is not approved by shareholders of any of these Funds, then Proposal 2 will not be effective with respect to that Fund regardless of the outcome of the shareholder vote by that Fund on Proposal 2.

     A form of the New Subadvisory Agreement with GMCM, NorthPointe and NSA for the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund is attached as Exhibits F, H, H and I, respectively. The key features of each New Subadvisory Agreement are described below. The New Subadvisory Agreement with each subadviser is identical, except with respect to the subadviser that is a party to the agreement and the Funds to which the agreement applies.

Information about GMFCT, GMCM, NorthPointe and NSA

     GMFCT is an investment adviser that is registered with the SEC pursuant to the Advisers Act. GMFCT provides investment advisory services to registered investment companies only. GMFCT was organized in 1999 as an investment adviser for mutual funds. GMFCT is a wholly-owned subsidiary of NWD.

     GMCM was organized in 1983 as an Oregon corporation and is registered with the SEC pursuant to the Advisers Act. GMCM focuses its investment management business on providing fixed income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts.

     NorthPointe is an investment adviser that is registered with the SEC pursuant to the Advisers Act. NorthPointe is a domestic-equity money management firm dedicated to serving the investment needs of institutions, high-net-worth individuals and mutual funds. NorthPointe was organized in 1999. NorthPointe is a majority-owned indirect subsidiary of NWD.

     NSA is a U.S. based equity and fixed-income investment adviser with approximately $643 million in assets under management. NSA was created in May 2003 through the acquisition of Groupama Asset Management by an affiliate of NWD. NSA has a distinct concentrated investment process that combines a top down and bottom up approach utilizing fundamental and technical analysis. Its distinct investment approach is applied to a variety of products in the equity and fixed income asset classes.

     GMCM, NorthPointe and NSA are each affiliates of GMFCT. The name, address and principal occupation of each of the directors and principal executive officers of GMFCT, GMCM, NorthPointe and NSA are included in Exhibit C.

Key Features of the New Subadvisory Agreements

     Pursuant to the proposed New Subadvisory Agreements, GMCM, NorthPointe and NSA, as the case may be, will manage each applicable Fund’s assets on a day-to-day basis, subject to GMFCT’s overall supervisory responsibility for the general management and investment of each such Fund’s assets.

     With respect to each of GMCM, NorthPointe and NSA, the New Subadvisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, on January 11, 2007. The key features of each New Subadvisory Agreement are described below. The New Subadvisory Agreements are identical, except with respect to the subadviser that is a party to the agreement and the Funds to which the agreement applies.

     Subadvisory Services. Under the New Subadvisory Agreement, GMCM, NorthPointe and NSA, as the case may be, subject to the stated investment policies and restrictions of the applicable Funds as set forth in each such Fund’s prospectus and statement of additional information, shall (i) conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets and (ii) monitor on a continuous basis the performance of the Fund’s assets. The services of GMCM, NorthPointe and NSA also are subject to the overall supervision of GMFCT and the Board. With respect to the Existing NorthPointe Funds only, NorthPointe will perform the same services under the New Subadvisory Agreement that it does under the Original NorthPointe Subadvisory Agreement.

     Subadvisory Fees. Under the New Subadvisory Agreement, GMCM, NorthPointe and NSA, as the case may be, is entitled to an annual fee for the management of each applicable Fund. The subadvisory fee schedule for each applicable Fund under the New Subadvisory Agreement is listed in Exhibit G. The compensation payable to GMCM, NorthPointe and NSA, as the case may be, will be paid by GMFCT. The respective Funds are not responsible for payment of any subadvisory fees to GMCM, NorthPointe and NSA, as the case may be.

     With respect to the Existing NorthPointe Funds only, under the Original NorthPointe Subadvisory Agreement, the compensation payable to NorthPointe is paid by GMFCT. However, unlike the Original NorthPointe Subadvisory Agreement, the New Subadvisory Agreement provides for GMFCT to pay NorthPointe a proportionate share of the fee that is more typical of an unaffiliated subadvisory arrangement. Under the Original NorthPointe Subadvisory Agreement, GMFCT paid 100% of the fees it received to NorthPointe. However, under the New Subadvisory Agreement, the total fees paid by each Existing NorthPointe Fund for advisory services are the same as under the Original NorthPointe Subadvisory Agreement.

     Continuance. If shareholders of the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund approve the applicable New Subadvisory Agreement, it will continue for one year from the date of its effectiveness, unless earlier terminated. Each New Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Board of Trustees or by a vote of a majority of outstanding shares of the applicable Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreement, with respect to the Existing NorthPointe Funds, contains an identical provision to the Original NorthPointe Subadvisory Agreement.

     Termination. Each New Subadvisory Agreement provides that it may be terminated as to any applicable Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund, or by GMFCT, or by GMCM, NorthPointe or NSA, as the case may be, in each case, upon not less than 60 days written notice to the other party. The New Subadvisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment. The New Subadvisory Agreement, with respect to the Existing NorthPointe Funds, contains an identical provision to the Original NorthPointe Subadvisory Agreement.

The Board of Trustees unanimously recommends that you vote FOR Proposal 2.

     Approval of Proposal 2 is contingent upon approval of Proposal 1 by shareholders of the GMCM Funds, New NorthPointe Funds, Existing NorthPointe Funds and Mid Cap Growth Leaders Fund. If Proposal 1 is not approved by shareholders of any of these Funds, then Proposal 2 will not be effective with respect to that Fund regardless of the outcome of the shareholder vote by that Fund on Proposal 2.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST

The Investment Advisers and Subadvisers

     Currently, the investment advisers and subadvisers for the Trust are as follows:

Funds Advised by Gartmore Mutual Fund Capital
Trust (“GMFCT”)	Subadviser, if any
Gartmore Bond Fund	None
Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund
Gartmore Government Bond Fund
Gartmore Growth Fund
Gartmore Hedged Core Equity Fund
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Conservative Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Market Neutral Fund
Gartmore Micro Cap Equity Fund
Gartmore Mid Cap Growth Fund
Gartmore Mid Cap Growth Leaders Fund
Gartmore Money Market Fund
Gartmore Nationwide Leaders Fund
Gartmore Nationwide Fund
Gartmore Optimal Allocations Fund: Growth (formerly Gartmore
Optimal Allocations Fund: Aggressive)

Funds Advised by Gartmore Mutual Fund Capital
Trust (“GMFCT”)	Subadviser, if any
Gartmore Optimal Allocations Fund: Moderate Growth (formerly
Gartmore Optimal Allocations Fund: Moderately Aggressive)
Gartmore Optimal Allocations Fund: Moderate
Gartmore Optimal Allocations Fund: Specialty
Gartmore Optimal Allocations Fund: Defensive
Gartmore Small Cap Fund
Gartmore Small Cap Core Fund
Gartmore Small Cap Growth Opportunities Fund
Gartmore Small Cap Value Fund
Gartmore Small Cap Leaders Fund
Gartmore Tax-Free Income Fund
Gartmore U.S. Growth Leaders Fund
Gartmore U.S. Growth Leaders Long-Short Fund

Gartmore Large Cap Value Fund	NorthPointe Capital
Gartmore Value Opportunities Fund	LLC
NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

Gartmore China Opportunities Fund	Gartmore Global
Gartmore Emerging Markets Fund	Partners[1]
Gartmore Global Utilities Fund
Gartmore International Growth Fund
Gartmore Worldwide Leaders Fund

Gartmore Bond Index Fund	BlackRock
Gartmore International Index Fund	Investment
Gartmore Mid Cap Market Index Fund	Management, Inc.[1]
Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund
Funds Advised by Gartmore Morely Capital
Management, Inc. (“GMCM”)	Subadviser, if any
Gartmore Enhanced Income Fund	None
Gartmore Short Duration Bond Fund
____________________

[1]	These subadvisers are not affiliated entities of GMFCT or GMCM.

     GMFCT is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. GMCM is located at 5665 Southwest Meadows Road, Suite 400, Lake Oswego, Oregon 97035. BlackRock Investment Management, Inc. is located at 800 Scudder Mills Road, Plainsboro, New Jersey 08536. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, Michigan 48084. Gartmore Global Partners is located at 8 Fenchurch Place, London, England, United Kingdom.

     GMFCT is currently an indirect subsidiary of Nationwide Corporation (“NWC”). However, upon the Closing, it will also be a subsidiary of Nationwide Financial. GMFCT is a wholly-owned subsidiary of NWD. Currently, NWD is an indirect, wholly-owned subsidiary of NWD Management & Research Trust (“NWD M&R”), which is a wholly-owned subsidiary of NWC. NWD is owned and controlled through NWC by Nationwide Mutual. Nationwide Financial is also a subsidiary of NWC but not wholly-owned, with the public owning approximately 100% of Nationwide Financial’s Class A shares and NWC owning approximately 100% of Nationwide Financial’s Class B shares. Thus, NWC controls approximately 60% of the outstanding voting shares of Nationwide Financial. The address for GMFCT is referenced above. The address for NWD M&R and NWD is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. Nationwide Financial’s address is One Nationwide Plaza, Columbus, Ohio 43215.

     NWC’s common stock is held by Nationwide Mutual (95.2%) and Nationwide Mutual Fire Insurance Company (“Nationwide Fire”) (4.8%), each of which is a mutual company owned by its respective policyholders. The address for each of NWC, Nationwide Mutual and Nationwide Fire is One Nationwide Plaza, Columbus, Ohio 43215.

     GMCM, the current investment adviser and proposed subadviser to the GMCM Funds, is currently a wholly-owned subsidiary of Morley Financial Services, Inc. (“MFS”). MFS is a wholly-owned subsidiary of Nationwide Asset Management, Inc. (“NAMI”), a Delaware holding company. NAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust (“GSACT”), which is an investment adviser and is wholly-owned by NWD. NWD is an indirect, wholly-owned subsidiary of NWD M&R, which is a wholly-owned subsidiary of NWC. The address for GMCM, NWD, NWR M&R, and NWC is referenced above. The address for MFS is 5665 Southwest Meadows Road, Suite 400, Lake Oswego, Oregon 97035. The address for NAMI is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The address for GSACT is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     NorthPointe, the current subadviser for the Existing NorthPointe Funds as well as the proposed subadviser for the New NorthPointe Funds, is a majority-owned indirect subsidiary of NWD. NWD is an indirect, wholly-owned subsidiary of NWD M&R, which is a wholly-owned subsidiary of NWC. The address for NorthPointe, NWD and NWD M&R are referenced above.

     NSA, the proposed subadviser to the Mid Cap Growth Leaders Fund, is a subsidiary of NAMI, a Delaware holding company. NAMI is a wholly-owned subsidiary of GSACT, which is an investment adviser and is a wholly-owned by NWD. NWD is an indirect, wholly-owned subsidiary of NWD M&R, which is a wholly-owned subsidiary of NWC. NSA is located at 94 North Broadway, Irvington, New York 10533. The address for NAMI, NWD, NWD M&R, and NWC are referenced above.

     Exhibit L lists the amounts of brokerage commissions paid to affiliated brokers for the fiscal year ended October 31, 2006.

Fund Administrator and Transfer Agent

     GSACT, one of NWD’s registered investment advisers to institutional accounts, also provides various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares and preparation of financial statements, tax returns and regulatory reports. GISI currently serves as the transfer agent for each of the Funds. Nationwide Mutual has stated its intention to seek an unaffiliated buyer for GSACT in the foreseeable future. However, prior to any sale of GSACT to an unaffiliated company, Nationwide Mutual has stated its intent to recommend to the Board that responsibility for provision of GSACT’s administrative and fund accounting services to the Funds, and the personnel who provide these services, be transferred to GISI. Following such transfer, if approved by the Board, GISI will serve as fund administrator/accountant and transfer agent following the Transaction. GSACT and GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     Sub-Administrator and Sub-Transfer Agent. GSACT and GISI have entered into a Services Agreement with BISYS Fund Services Ohio, Inc. (“BISYS”), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds.

Distributor

     Gartmore Distribution Services, Inc. (“GDSI”), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, serves as the Funds’ principal underwriter. In its capacity as principal underwriter, GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. As such, GDSI is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of shares of the Funds. GDSI also receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds’ Class A, Class B, Class C, Class R, Class X, Class Y, Local Fund, Service Class, and IRA Class shares.

Custodian

     JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement with the Trust.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

     From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of the Record Date, to the Trust’s knowledge, no other person, other than those listed on Exhibit J to this Proxy Statement, had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

     As of February 2, 2007, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of a Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies. Nationwide Financial will pay 100% of all costs in connection with the solicitation of proxies from shareholders of the Trust as well as a concurrent proxy solicitation involving Gartmore Variable Insurance Trust (“GVIT”), including the fees of a proxy solicitation firm, up to $1 million and 50% of all costs in excess of $1 million with NWC bearing the other 50%. The Trust has engaged MIS, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders, and individual shareholders at an estimated cost of approximately $391,000. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from MIS asking you to vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. MIS believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of GMFCT involved in the solicitation of proxies.

     In all cases where a telephonic proxy is solicited, the MIS representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the MIS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided to a shareholder agrees with the information in MIS’ possession, then the MIS representative has the responsibility to explain the process, read the Proposal(s) listed on the proxy card(s), and ask for the shareholder’s instructions on the Proposal(s). Although the MIS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this Proxy Statement. MIS will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call MIS immediately if his or her instructions are not correctly reflected in the confirmation.

     Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in “street name” for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ or such depositories’ proxy solicitation materials, the Trust understands that the broker-dealers may vote on Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     Quorum. With respect to the action to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares of each Fund on the Proposals at the Meeting shall constitute a quorum for purposes of voting upon such Proposals at the Meeting. Abstentions and “broker non-votes,” as described below, shall be treated as votes present for purposes of determining whether a quorum exists. Because the shareholders of each Fund are voting separately on each Proposal, the presence of a quorum at the Meeting will be determined on a Fund-by-Fund basis. For purposes of determining whether a Proposal has been approved for the Trust, abstentions will have the effect of a vote “against” the Proposals.

     The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

     Methods of Tabulation. With respect to each Fund, each Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, then the persons named as proxies may vote to approve the Proposals for which sufficient votes have been received and may propose one or more adjournments of the

Meeting to permit further solicitation of proxies for the Proposals for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

     Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders (if any) should send his or her written proposal to the Trust’s offices at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, so that it is received within a reasonable time in advance of any such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

ERIC E. MILLER,
Secretary

February 23, 2007